Effective May 1, 2011, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Brooks A. Taylor	2004	Investment Officer of MFS
Nevin P. Chitkara	2006	Investment Officer of MFS
William P. Douglas	2004	Investment Officer of MFS
Steven R. Gorham	2002	Investment Officer of MFS
Richard O. Hawkins	2005	Investment Officer of MFS
Joshua P. Marston	2008	Investment Officer of MFS

Effective May 1, 2011, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Brooks A. Taylor	Lead/Equity Securities Portfolio Manager	Employed in the investment area of MFS since 1996
Nevin P. Chitkara	Equity Securities Portfolio Manager	Employed in the investment area of MFS since 1997
William P. Douglas	Mortgage-Backed Debt Securities Portfolio Manager	Employed in the investment area of MFS since 2004
Steven R. Gorham	Equity Securities Portfolio Manager	Employed in the investment area of MFS since 1992
Richard O. Hawkins	Debt Securities Portfolio Manager	Employed in the investment area of MFS since 1988
Joshua P. Marston	Debt Securities Portfolio Manager	Employed in the investment area of MFS since 1999